UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. ROPES & GRAY LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2014

Date of reporting period:	December 1, 2013 — May 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTEIX

Putnam New York Tax Exempt Income Fund

Semiannual report
5 | 31 | 14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam New York
Tax Exempt
Income Fund

Semiannual report
5 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Financial statements	18
Shareholder meeting results	43

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The performance of financial markets in the first half of 2014 has been marked by a significant degree of stability. Investors have regained a positive outlook as economic growth has improved after the setbacks of a harsh winter. The S&P 500 Index and the Dow Jones Industrial Average have risen to record highs, while Treasury yields have gradually sunk lower. Meanwhile, accommodative central bank policies in the United States and elsewhere continue to foster positive sentiment, notwithstanding the fact that the U.S. Federal Reserve has gradually begun to taper its monthly bond purchases.

The relative calm in financial markets contrasts with new disruptions in global affairs. The outbreaks of violent conflict in Ukraine and Iraq have contributed new uncertainties, particularly with regard to energy prices. Markets have generally taken the initial phases of these events in stride, but the risks that these events pose warrant monitoring.

Complex market conditions reinforce why investors can benefit from seeking advice and maintaining a long-term perspective for their financial programs, rather than responding to short-term market movements. Putnam is prepared to serve investors’ goals through a commitment to ongoing fundamental research and a willingness to incorporate new ways of thinking in its investment strategies. This stance has had a positive impact on performance: Barron’s ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending December 2013.

We encourage you to periodically meet with your financial advisor to discuss the range of investment strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — important considerations as you work toward your investment goals.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 10, 2014

How Barron’s ranked the fund families:

The Barron’s/Lipper Fund Family Ranking published February 8, 2014, ranked Putnam 1 out of 61 for 2009, 14 out of 57 for 2010, 57 out of 58 for 2011, 1 out of 62 for 2012, and 2 out of 64 for 2013 for the 1-year period with funds in five categories: U.S. equity, world equity, mixed asset, taxable bond, and tax-exempt bond. Putnam ranked 43 out of 54 and 46 out of 48 for the 5- and 10-year periods ending 2009, 41 out of 53 and 38 out of 46 for the 5- and 10-year periods ending 2010, 49 out of 53 and 41 out of 45 for the 5- and 10-year periods ending 2011, 27 out of 53 and 36 out of 46 for the 5- and 10-year periods ending 2012, and 2 out of 55 and 32 out of 48 for the 5- and 10-year periods ending 2013, respectively. Only funds with at least one year of performance were included. Returns were calculated minus the effects of sales charges and 12b-1 fees. Rankings were asset weighted, so larger funds had a greater impact on a fund family’s overall ranking, and then weighted by category, with each category assigned a percentage. Past performance is not indicative of future results. Barron’s is a registered trademark of Dow Jones & Company. Lipper ranked Putnam New York Tax Exempt Income Fund 70% (71/101), 49% (40/81), and 48% (34/71) for the 1-, 5-, and 10-year periods, respectively, as of 6/30/14, in the New York Municipal Debt Funds category. Lipper rankings for class A shares are based on total return without sales charge relative to all share classes of funds with similar objectives as determined by Lipper.

Performance
snapshot

Annualized total return (%) comparison as of 5/31/14

The fund — class A shares before sales charge
Putnam New York Tax Exempt Income Fund (PTEIX)

Fund's benchmark
Barclays Municipal Bond Index

Fund's Lipper peer group average
New York Municipal Debt Funds

6.66
7.14
6.53
4.29
5.00
4.16
5.29
5.59
5.49
4.90
5.44
5.14
0.93
3.05
1.25
5.59
5.63
6.41
LIFE OF FUND (since 9/2/83)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4     New York Tax Exempt Income Fund

Interview with your fund’s portfolio manager

Thalia Meehan, CFA

Thalia, what was the municipal bond market environment like during the six months ended May 31, 2014?

The reporting period proved to be a favorable environment for municipal bonds, which were supported by low supply, strong demand, and, in general, falling interest rates. The asset class lost ground slightly in December as questions about the Federal Reserve’s monetary policy and isolated credit situations in the municipal market — most notably Detroit’s bankruptcy and Puerto Rico’s credit challenges — distracted investors from what we believed were improving underlying fundamentals in the asset class. The municipal markets reversed course in January, posting a gain of almost 2% for the month, as measured by the Barclays Municipal Bond Index. This strong monthly return was sparked by a rally in interest rates, as investors moved to a risk-off mode around fears surrounding weaker-than-anticipated economic data and developing stress in emerging markets.

In February, with the U.S. debt ceiling debate settled until March 2015, the environment for the credit markets continued to improve. The positive momentum flowed into March, making the first quarter of 2014 one of the three best for the asset class in the past 20 years. March also saw fiscally strained Puerto Rico come to market with its $3.5 billion in G.O. [general obligation] bonds — the largest bond issuance on record, which was met with solid demand. In April and May,

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

New York Tax Exempt Income Fund     5

municipal bond prices climbed higher as broader economic data started to pick up and market technicals [supply/demand factors] continued to be a tailwind and helped support bond prices.

Given the favorable market conditions during the reporting period, municipal bonds outperformed Treasuries, longer-maturity bonds led shorter-term bonds, and higher-risk assets outperformed lower-risk assets.

What contributed to the favorable technicals in the municipal bond market?

Municipal bond issuance, which has been trending down in recent years, continued at a modest pace, and this was beneficial for municipal bond prices. The modest level of new supply has not kept pace with the solid demand from traditional tax-sensitive retail investors as well as from crossover taxable buyers drawn to the competitive yields and attractive relative value offered by this asset class rather than by its tax benefit.

Meanwhile, inflows to tax-free mutual funds, an important measure of demand, turned slightly positive in the first quarter of 2014 — primarily in tax-free high-yield bond funds. April and May saw a continuation of strong investor interest. All told, with interest rates still low and fundamental credit quality improving during the period, there was greater investor appetite for the yields offered by the relatively riskier municipal bonds further out on the maturity spectrum compared with those with shorter-term maturities, such as the securities held by your fund, as well as for those in the lower-rated, higher-yielding sectors.

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 5/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     New York Tax Exempt Income Fund

“Our defensive strategies remained in
place, since we expected continued
pressure on interest rates over the
longer term.”

Thalia Meehan

How did Putnam New York Tax Exempt Income Fund perform against this backdrop?

Municipal bonds were one of the best-performing fixed-income asset classes for the reporting period. For the six months ended May 31, 2014, the fund generated positive returns but just fell short of its benchmark, the Barclays Municipal Bond Index, which is invested in municipal bonds from around the country rather than just one state. The fund lagged the average return of its Lipper peer group due to the portfolio’s relatively shorter-duration positioning, which limited its interest-rate sensitivity and, thus, held back its participation during the municipal bond rally.

What were your key investment themes?

Our defensive strategies remained in place, since we expected continued pressure on interest rates over the longer term as the Fed unwinds its economic stimulus program and investors adjust their expectations about the central bank’s monetary policy.

Ten-year U.S. Treasury yields were especially volatile in January 2014, initially falling from a high of 3.03% to a low of 2.58% before trading in a defined range for the remainder of the first quarter. The release of some weaker-than-expected economic data, coupled with the Fed’s announcement that it would taper bond purchases by an additional $10 billion

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/14. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

New York Tax Exempt Income Fund     7

per month in February, fueled concern over the pace of economic growth in the United States. Higher-risk assets sold off as investors moved into safe-haven U.S. Treasuries. Comments by Fed Chair Janet Yellen following the central bank’s March meeting seemed to come as somewhat of a surprise to the market, as she implied that interest-rate hikes could begin as early as the first quarter of 2015 if the pace of tapering bond purchases continued on its current path. However, those fears generally had eased by the end of the reporting period.

Amid this volatility, we kept the fund’s duration positioning, or interest-rate sensitivity, below that of its Lipper peer group. This included maintaining a slightly higher cash position in the portfolio to help shelter it from price pressures in an interest-rate environment that might be trending higher. We believe carrying slightly higher-than-average cash balances affords the fund greater flexibility to purchase what we consider to be attractively valued bonds even in a rising-rate environment. We continued to emphasize essential service revenue bonds, which are typically issued by state and local government entities to finance specific revenue-generating projects. While we believe that conditions are improving at the state and local levels, we continued to underweight local G.O. bonds relative to the Lipper peer group. These securities rely on the taxing power of the issuer and the health of the local economy to make payments on these bonds.

What did this cautious undertone mean for the fund’s positioning during the reporting period?

The fund’s shorter-duration interest-rate positioning detracted from returns relative

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     New York Tax Exempt Income Fund

to its Lipper peer group as rates moved lower during the second half of the period. In terms of sectors, relative to the fund’s Lipper peer universe, we favored higher education, utility, and continuing-care retirement community bonds. This credit positioning contributed to the fund’s performance. The portfolio’s exposure to Puerto Rico detracted from returns over the period. After Puerto Rico issued new bonds in March 2014, there was short-term improvement in the country’s outlook, and Puerto Rico bonds rallied accordingly. Thus, our underweight positioning detracted from performance relative to the fund’s Lipper peer group for the period.

What is your outlook for the municipal bond market, and how are you positioning the fund?

Over the course of the reporting period, interest rates and bond yields fell, bond prices rose, and investors appeared more willing to take on risk — suggesting, in our view, that investors believe Fed policy is going to remain accommodative for some time. In the closing weeks of the period, the markets were encouraged by Yellen’s May 7 testimony to lawmakers. Yellen suggested that the central bank would probably end its bond-buying stimulus program in the fall of 2014, if the labor market continued to improve. She noted that “a high degree of monetary accommodation remains warranted” with inflation and employment still far from the central bank’s goals.

Despite the strong start for municipal bonds in 2014 and our belief that the credit outlook for municipal bonds appears solid given improvement in U.S. growth, we still remain cautious and believe that there could be some volatility surrounding supply/demand factors and interest rates in the coming months. With regard to tax policy, we think comprehensive tax reform is unlikely at least until after the 2014 mid-term elections. Over the longer term, we believe federal deficits and pressures around social programs will likely contribute to the ongoing debate for broader tax reform, which could affect the value of municipal bonds.

Against this backdrop, we plan to maintain the fund’s defensive duration because we believe that the municipal bond market’s attractive returns thus far in 2014 can be attributed primarily to a combination of robust demand and limited supply of new bond issuance. We also remain cautious with respect to municipal securities at the lower end of the credit spectrum.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury and Susan A. McCormack.

New York Tax Exempt Income Fund     9

IN THE NEWS

The unusually harsh winter in the United States and the Ukraine conflict led the World Bank to cut its outlook for global economic growth for 2014. In its June “Global Economic Prospects” report, the bank reduced its global growth forecast to 2.8% from the 3.2% projection it issued in January. Fortunately, the reduction reflects the slowdown that occurred during the winter, and developed economies appear poised to bounce back. Growth in the United States and Europe is expected to quicken as the effects of government spending cuts diminish, more people find jobs, and consumer and corporate demand rebounds, the bank reported. Meanwhile, many emerging-market economies continue to face headwinds. The bank also warned of a “hard landing” in China that could weigh down East Asian countries and hurt commodity exporters.

10     New York Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Annual average
(life of fund)	6.66%	6.52%	6.42%	6.42%	5.80%	5.80%	6.27%	6.16%	6.71%
10 years	52.15	46.06	44.81	44.81	40.59	40.59	47.81	43.01	54.28
Annual average	4.29	3.86	3.77	3.77	3.47	3.47	3.98	3.64	4.43
5 years	29.37	24.20	25.24	23.24	24.27	24.27	27.40	23.26	30.62
Annual average	5.29	4.43	4.60	4.27	4.44	4.44	4.96	4.27	5.49
3 years	15.43	10.81	13.30	10.30	12.63	12.63	14.32	10.60	16.19
Annual average	4.90	3.48	4.25	3.32	4.05	4.05	4.56	3.42	5.13
1 year	0.93	–3.10	0.30	–4.56	0.04	–0.93	0.54	–2.73	1.16
6 months	5.59	1.36	5.27	0.27	5.06	4.06	5.31	1.89	5.70

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

 Class B share performance reflects conversion to class A shares after eight years.

New York Tax Exempt Income Fund     11

Fund price and distribution information For the six-month period ended 5/31/14

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	6		6	6	6		6
Income 1	$0.158342		$0.132039	$0.125722	$0.146626		$0.167559
Capital gains 2	—		—	—	—		—
Total	$0.158342		$0.132039	$0.125722	$0.146626		$0.167559
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
11/30/13	$8.29	$8.64	$8.27	$8.29	$8.30	$8.58	$8.29
5/31/14	8.59	8.95	8.57	8.58	8.59	8.88	8.59
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
Current dividend rate 3	3.58%	3.43%	2.96%	2.80%	3.30%	3.19%	3.80%
Taxable equivalent 4(a)	6.94	6.65	5.74	5.43	6.39	6.18	7.36
Taxable equivalent 4(b)	7.25	6.94	5.99	5.67	6.68	6.46	7.69
Current 30-day SEC yield 5	N/A	2.24	1.72	1.57	N/A	2.00	2.56
Taxable equivalent 4(a)	N/A	4.34	3.33	3.04	N/A	3.88	4.96
Taxable equivalent 4(b)	N/A	4.53	3.48	3.18	N/A	4.05	5.18

 The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes (a) maximum 48.39% combined federal income tax and New York state 2014 personal income tax or (b) maximum 50.59% combined federal, New York state, and New York City 2014 personal income tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12     New York Tax Exempt Income Fund

Comparative index returns For periods ended 5/31/14

	Barclays Municipal Bond Index	Lipper New York Municipal Debt Funds category average*
Annual average (life of fund)	7.14%	6.53%
10 years	62.87	50.52
Annual average	5.00	4.16
5 years	31.26	30.78
Annual average	5.59	5.49
3 years	17.23	16.26
Annual average	5.44	5.14
1 year	3.05	1.25
6 months	5.63	6.41

 Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/14, there were 102, 101, 92, 81, 71, and 3 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Annual average
(life of fund)	6.65%	6.51%	6.41%	6.41%	5.78%	5.78%	6.26%	6.14%	6.70%
10 years	51.93	45.85	44.60	44.60	40.22	40.22	47.43	42.64	54.08
Annual average	4.27	3.85	3.76	3.76	3.44	3.44	3.96	3.62	4.42
5 years	30.46	25.24	26.45	24.45	25.32	25.32	28.63	24.45	31.89
Annual average	5.46	4.60	4.81	4.47	4.62	4.62	5.16	4.47	5.69
3 years	14.98	10.38	12.86	9.86	12.20	12.20	14.01	10.31	15.74
Annual average	4.76	3.35	4.12	3.19	3.91	3.91	4.47	3.32	4.99
1 year	4.51	0.33	3.74	–1.26	3.57	2.57	4.09	0.71	4.74
6 months	6.08	1.84	5.64	0.64	5.55	4.55	5.80	2.36	6.07

 See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

New York Tax Exempt Income Fund     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Total annual operating expenses for the fiscal year ended 11/30/13	0.75%	1.38%	1.53%	1.03%	0.53%
Annualized expense ratio for the six-month period ended 5/31/14	0.74%	1.37%	1.52%	1.02%	0.52%

 Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

 Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2013, to May 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.79	$7.01	$7.77	$5.22	$2.67
Ending value (after expenses)	$1,055.90	$1,052.70	$1,050.60	$1,053.10	$1,057.00

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     New York Tax Exempt Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2014, use the following calculation method. To find the value of your investment on December 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.73	$6.89	$7.64	$5.14	$2.62
Ending value (after expenses)	$1,021.24	$1,018.10	$1,017.35	$1,019.85	$1,022.34

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

New York Tax Exempt Income Fund     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5.00% maximum during the first year to 1.00% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1.00% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16     New York Tax Exempt Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2014, Putnam employees had approximately $466,000,000 and the Trustees had approximately $113,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

New York Tax Exempt Income Fund     17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18     New York Tax Exempt Income Fund

The fund’s portfolio 5/31/14 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation

AGO Assured Guaranty, Ltd.

AMBAC AMBAC Indemnity Corporation

CIFG CIFG Assurance North America, Inc.

Cmnwlth. of PR Gtd. Commonwealth of Puerto Rico Guaranteed

COP Certificates of Participation

FHA Insd. Federal Housing Administration Insured

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

G.O. Bonds General Obligation Bonds

NATL National Public Finance Guarantee Corp.

SGI Syncora Guarantee, Inc.

U.S. Govt. Coll. U.S. Government Collateralized

VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (98.7%)*	Rating**	Principal amount	Value
Guam (0.9%)
Territory of GU, Rev. Bonds (Section 30), Ser. A, 5 5/8s, 12/1/29	BBB+	$3,850,000	$4,191,303
Territory of GU, Bus. Privilege Tax Rev. Bonds, Ser. A, 5s, 1/1/31	A	1,000,000	1,046,790
Territory of GU, Dept. of Ed. COP (John F. Kennedy High School), Ser. A, 6 7/8s, 12/1/40	B+	500,000	553,175
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	A–	2,100,000	2,201,535
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
5 1/2s, 10/1/40	BBB	1,300,000	1,406,431
5s, 10/1/34	BBB	700,000	738,962
			10,138,196
Massachusetts (0.3%)
MA State VRDN (Construction Loan), Ser. A, 0.07s, 3/1/26	VMIG1	3,000,000	3,000,000
			3,000,000
Mississippi (0.7%)
MS State Bus. Fin. Commission Gulf Opportunity Zone VRDN (Chevron USA, Inc.), Ser. E, 0.06s, 12/1/30	VMIG1	7,000,000	7,000,000
			7,000,000
New York (93.0%)
Albany, Cap. Resource Corp. Rev. Bonds (St. Peter’s Hosp.), 6 1/4s, 11/15/38	A+	4,110,000	4,653,301
Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Albany College of Pharmacy), Ser. A, 5 5/8s, 12/1/34	BBB	700,000	704,494
(St. Peters Hosp.), Ser. E, 5 1/2s, 11/15/27	A+	1,000,000	1,107,210
(Albany College of Pharmacy), Ser. A, 5 3/8s, 12/1/24	BBB	1,800,000	1,813,140
(St. Peters Hosp.), Ser. A, 5 1/4s, 11/15/32	A+	2,100,000	2,242,254
(St. Peter’s Hosp.), Ser. A, 5 1/4s, 11/15/27	A+	3,000,000	3,229,650
(Albany Law School), Ser. A, 5s, 7/1/31	BBB	3,000,000	3,110,520
Battery Park, Rev. Bonds, Ser. A, 5s, 11/1/30	Aaa	5,235,000	6,162,694

New York Tax Exempt Income Fund     19

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value
New York cont.
Brooklyn Arena Local Dev. Corp. Rev. Bonds (Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	$2,000,000	$2,221,760
Broome Cnty., Indl. Dev. Agcy. Continuing Care Retirement Rev. Bonds (Good Shepard Village), Ser. A, 6 7/8s, 7/1/40	B/P	715,000	739,088
Buffalo & Fort Erie, Pub. Bridge Auth. Rev. Bonds (Toll Bridge Syst.)
5s, 1/1/25 ##	A+	400,000	481,276
5s, 1/1/24 ##	A+	250,000	300,328
Build NYC City Resource Corp., Rev. Bonds
(South Bronx Charter School for Intl. Cultures), Ser. A, 5s, 4/15/33	BB+	2,000,000	1,856,780
(Bronx Charter School for Excellence), 5s, 4/1/33	BBB–	500,000	508,895
(YMCA of Greater NY), 5s, 8/1/32	A–	1,740,000	1,875,076
Canton, Cap. Resource Corp., Student Hsg. Fac. Rev. Bonds (Grasse River — SUNY Canton), Ser. A, AGM, 5s, 5/1/40	AA	1,000,000	1,067,300
Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds (Dunkirk Pwr.), 5 7/8s, 4/1/42	Baa3	4,000,000	4,342,440
Chemung Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Arnot Ogden Med. Ctr.)
5s, 11/1/34	A–	1,300,000	1,300,286
Ser. A, 5s, 11/1/29	A–	3,250,000	3,251,398
Dutchess Cnty., Local Dev. Corp. Rev. Bonds (Anderson Ctr. Svcs., Inc.), 6s, 10/1/30	BB+	3,815,000	3,940,056
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds (City School Dist. Buffalo), Ser. A, AGM
5 3/4s, 5/1/28	AA	5,000,000	5,697,400
5 3/4s, 5/1/25	AA	10,330,000	11,804,298
Essex Cnty., Indl. Dev. Agcy. Rev. Bonds (Intl. Paper Co.), Ser. A, 6.15s, 4/1/21	Baa2	1,065,000	1,066,725
Geneva, Dev. Corp. Rev. Bonds (Hobart & William Smith Colleges)
5 1/4s, 9/1/44	A	2,000,000	2,214,240
5s, 9/1/32	A	2,000,000	2,193,560
Hempstead Town, Local Dev. Corp. Rev. Bonds
(Molloy College), 5 3/4s, 7/1/39	BBB+	2,500,000	2,726,625
(Adelphi U.), Ser. B, 5 1/4s, 2/1/39	A	1,500,000	1,591,980
(Adelphi U.), Ser. B, 5s, 2/1/34	A	3,000,000	3,178,500
(Hofstra U.), 5s, 7/1/28	A	650,000	720,499
Hempstead, Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Adelphi U.), 5s, 10/1/35	A	1,500,000	1,545,735
Hudson Yards, Infrastructure Corp. Rev. Bonds, Ser. A
5 3/4s, 2/15/47	A2	3,000,000	3,430,500
AMBAC, 5s, 2/15/47	A2	2,500,000	2,589,725
Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs Headquarters), 5 1/2s, 10/1/37	A–	4,010,000	4,854,506

20     New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value
New York cont.
Long Island, Pwr. Auth. Rev. Bonds, Ser. B, 5s, 9/1/25	A–	$1,000,000	$1,131,770
Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds
Ser. A, 6s, 5/1/33	A–	3,500,000	4,071,235
Ser. C, CIFG, 5 1/4s, 9/1/29	Baa1	3,600,000	4,382,064
Ser. C, 5s, 9/1/35	A–	2,380,000	2,511,495
AGM, zero %, 6/1/28	AA	2,510,000	1,494,554
Metro. Trans. Auth. Rev. Bonds
Ser. C, 5s, 11/15/41	A+	6,000,000	6,497,940
Ser. D, 5s, 11/15/38	A+	4,070,000	4,447,777
Ser. A, 5s, 11/15/37	A+	15,000,000	15,879,450
Ser. D, 5s, 11/15/29	A+	6,000,000	6,765,360
Ser. D-1, 5s, 11/1/28	A+	2,500,000	2,845,175
Ser. A, NATL, 5s, 11/15/26	AA–	5,000,000	5,578,600
Ser. A, 5s, 11/15/22	A+	6,000,000	6,575,700
Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5 1/2s, 11/15/39	AA	9,000,000	10,089,360
Ser. B, NATL, 5s, 11/15/25	AA	2,600,000	2,859,428
Ser. B, NATL, 5s, 11/15/24	AA	3,000,000	3,300,120
Metro. Trans. Auth. Svc. Contract Rev. Bonds (Trans. Fac.), Ser. O, 5 1/2s, 7/1/17 (Escrowed to maturity)	AA+	15,000,000	16,871,400
Monroe Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Highland Hosp. Rochester), 5s, 8/1/25	A2	495,000	510,291
Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(Rochester Gen. Hosp.), Ser. A, 5s, 12/1/37	A–	2,000,000	2,138,340
(U. of Rochester), Ser. B, 5s, 7/1/33	Aa3	2,795,000	3,130,037
(Rochester Gen. Hosp.), Ser. A, 5s, 12/1/32	A–	1,250,000	1,361,788
(U. of Rochester), Ser. B, 5s, 7/1/32	Aa3	3,040,000	3,422,037
(St. John Fisher College), Ser. A, 5s, 6/1/29	BBB+	800,000	876,408
Nassau Cnty., Econ. Assistance Corp. Rev. Bonds (South Nassau Cmntys. Hosp.), 5s, 7/1/27	A3	1,255,000	1,383,612
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (Inst. of Tech.), Ser. A, 4 3/4s, 3/1/26	BBB+	1,710,000	1,791,208
Nassau Cnty., Local Econ. Assistance Corp. Rev. Bonds
(South Nassau Cmntys. Hosp.), 5s, 7/1/37	A3	500,000	518,125
(Winthrop U. Hosp. Assn.), 5s, 7/1/37	Baa1	1,000,000	1,064,140
(Catholic Hlth. Svcs. Of Long Island Oblig. Group), 5s, 7/1/33	Baa1	625,000	684,538
(Catholic Hlth. Svcs. Of Long Island Oblig. Group), 5s, 7/1/32	Baa1	1,000,000	1,101,400
Nassau Cnty., Tobacco Settlement Corp. Rev. Bonds, Ser. A-2, 5 1/4s, 6/1/26	B–	6,640,000	6,180,844
New York, G.O. Bonds, Ser. 1-I, 5s, 3/1/36	Aa2	5,000,000	5,570,600
Niagara Area Dev. Corp. Rev. Bonds (Niagara U.), Ser. A
5s, 5/1/42	BBB+	1,000,000	1,034,940
5s, 5/1/35	BBB+	1,670,000	1,751,028
5s, 5/1/30	BBB+	2,230,000	2,390,761

New York Tax Exempt Income Fund     21

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value
New York cont.
Niagara Falls, City School Dist. COP (High School Fac.), AGM
5s, 6/15/28	AA	$1,490,000	$1,518,936
5s, 6/15/23	AA	3,965,000	4,096,004
Niagara, Area Dev. Corp. Solid Waste Disp. Fac. Rev. Bonds (Covanta Holding Corp.), Ser. A, 5 1/4s, 11/1/42	Ba2	2,450,000	2,491,111
NY City, G.O. Bonds
Ser. F-1, 5s, 3/1/37	Aa2	5,000,000	5,524,700
Ser. A-1, 5s, 8/1/32	Aa2	5,000,000	5,612,300
Ser. C, AGM, 5s, 1/1/23	Aa2	10,000,000	11,014,300
Ser. N, 5s, 8/1/20	Aa2	240,000	253,003
Ser. N, U.S. Govt. Coll., 5s, 8/1/20 (Prerefunded 8/1/15)	Aa2	760,000	802,461
Ser. M, 5s, 4/1/20	Aa2	1,600,000	1,661,776
Ser. M, U.S. Govt. Coll., 5s, 4/1/20 (Prerefunded 4/1/15)	AAA/P	15,000	15,600
NY City, City Muni. Fin. Auth. Rev. Bonds (Wtr. & Swr. Syst.), Ser. A, 4 3/4s, 6/15/30	AAA	5,815,000	6,275,781
NY City, City Transitional Fin. Auth. Rev. Bonds (Bldg. Aid Fiscal 2008), Ser. S-1
5s, 1/15/29	Aa3	5,000,000	5,553,600
5s, 1/15/25	Aa3	3,000,000	3,374,730
NY City, City Transitional Fin. Auth. VRDN (NYC Recovery), Ser. 3
0.07s, 11/1/22	VMIG1	1,535,000	1,535,000
0.06s, 11/1/22	VMIG1	10,785,000	10,785,000
NY City, Cultural Resource Rev. Bonds
(Wildlife Conservation Society), 5s, 8/1/33	Aa3	2,500,000	2,812,400
(Museum of Modern Art), Ser. 1A, 5s, 4/1/31	Aa2	3,500,000	3,928,225
NY City, Cultural Resource VRDN
(Lincoln Ctr.), Ser. A-1, 0.08s, 12/1/35 (JPMorgan Chase Bank, N.A.)	VMIG1	6,875,000	6,875,000
(Lincoln Ctr. Perform Arts), Ser. A-2, 0.06s, 12/1/35 (Bank of New York Mellon)	VMIG1	7,950,000	7,950,000
NY City, Hsg. Dev. Corp. Rev. Bonds
(Multi-Fam. Hsg.), Ser. A-1-A, 5.45s, 11/1/46	Aa2	2,670,000	2,754,078
(Multi-Fam. Hsg.), Ser. H-2-A, 5.35s, 5/1/41	AA	1,200,000	1,234,392
(Multi-Fam. Hsg.), Ser. H-2-A, 5.2s, 11/1/35	AA	1,675,000	1,716,272
Ser. H-2-A, 4.4s, 5/1/31	Aa2	4,000,000	4,151,880
NY City, Indl. Dev. Agcy. Rev. Bonds
(Visy Paper, Inc.), 7.95s, 1/1/28	B/P	2,600,000	2,612,506
(Yankee Stadium — Pilot), AGO, 7s, 3/1/49	AA	1,000,000	1,211,950
(Queens Baseball Stadium — Pilot), AMBAC, 5s, 1/1/24	Ba1	3,500,000	3,638,600
NY City, Indl. Dev. Agcy. Arpt. Facs. Rev. Bonds (Sr. Trips), Ser. A, 5s, 7/1/28	BBB–	1,500,000	1,603,665

22     New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value
New York cont.
NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(United Jewish Appeal), Ser. A, 5 1/4s, 7/1/23	Aa1	$2,545,000	$2,552,915
(St. Francis College), 5s, 10/1/34	A–	1,000,000	1,003,290
(Horace Mann School), NATL, 5s, 7/1/28	AA–	7,000,000	7,006,160
NY City, Indl. Dev. Agcy. Special Fac. FRN (Terminal One Group Assn.), 5 1/2s, 1/1/17	A3	4,500,000	4,800,240
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds (British Airways PLC), 5 1/4s, 12/1/32	BB	2,050,000	2,049,877
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. EE, 5 1/4s, 6/15/40	AA+	10,000,000	11,077,700
(Second Generation Resolution), Ser. GG-1, 5 1/4s, 6/15/32	AA+	6,000,000	6,748,200
5s, 6/15/46	AA+	2,500,000	2,741,500
Ser. GG, 5s, 6/15/43	AA+	4,760,000	5,167,551
Ser. D, 5s, 6/15/37	AAA	6,000,000	6,215,820
Ser. AA, 5s, 6/15/34	AA+	5,000,000	5,529,400
NY City, Transitional Fin. Auth. Rev. Bonds
Ser. F-1, 5s, 5/1/39	AAA	7,500,000	8,298,375
Ser. A-1, 5s, 11/1/38	AAA	2,500,000	2,804,725
(Future Tax), Ser. D-1, 5s, 11/1/32	AAA	5,000,000	5,666,850
Ser. B-1, 5s, 11/1/30	AAA	3,000,000	3,499,710
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds
Ser. S-1, 5s, 7/15/37	Aa3	7,500,000	8,266,125
Ser. S-1, NATL, 5s, 7/15/31	Aa3	10,500,000	11,328,765
Ser. S-5, 5s, 1/15/30	Aa3	3,375,000	3,779,494
NY City, Trust for Cultural Resource Rev. Bonds (Wildlife Conservation Society), Ser. A
5s, 8/1/42	Aa3	1,915,000	2,099,012
5s, 8/1/38	Aa3	1,250,000	1,378,263
NY City, Trust for Cultural Resources Rev. Bonds (Whitney Museum of American Art), 5s, 7/1/31	A	2,000,000	2,174,780
NY Cntys., Tobacco Trust II Rev. Bonds (Tobacco Settlement), 5 3/4s, 6/1/43	Baa2	5,000,000	5,000,400
NY Cntys., Tobacco Trust III Rev. Bonds (Tobacco Settlement), 6s, 6/1/43	A3	1,300,000	1,301,820
NY Cntys., Tobacco Trust IV Rev. Bonds, Ser. A, 5s, 6/1/38	BB	7,250,000	6,301,048
NY Liberty Dev. Corp. Rev. Bonds (Bank of America Tower), Ser. CL1, 5 5/8s, 1/15/46	AA+	2,000,000	2,211,620
NY State Dorm. Auth. Rev. Bonds
(NYU Hosp. Ctr.), Ser. A, 6s, 7/1/40	A3	1,500,000	1,707,090
(State U. Edl. Fac.), Ser. A, AGM, 5 7/8s, 5/15/17	AA	8,950,000	9,955,891
(Brooklyn Law School), 5 3/4s, 7/1/33	Baa1	1,000,000	1,078,200
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa3	10,000,000	10,996,400
(City U.), Ser. A, 5 5/8s, 7/1/16	Aa3	9,860,000	10,427,640
(Skidmore College), Ser. A, 5 1/2s, 7/1/41	A1	3,000,000	3,305,880
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40	Aa3	8,500,000	10,564,225

New York Tax Exempt Income Fund     23

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. Rev. Bonds
(North Shore Long Island Jewish Group), Ser. A, 5 1/2s, 5/1/37	A3	$11,500,000	$12,453,120
(Fordham U.), Ser. A, 5 1/2s, 7/1/36	A2	1,800,000	2,011,878
(North Shore Long Island Jewish Group), Ser. E, 5 1/2s, 5/1/33	A3	2,000,000	2,196,860
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31	Aa3	3,500,000	4,336,500
(St. Joseph College), 5 1/4s, 7/1/35	Baa3	2,000,000	2,059,600
(Manhattan Marymount), 5 1/4s, 7/1/29	Baa2	2,000,000	2,099,680
(Rochester Inst. of Tech.), Ser. A, AMBAC, 5 1/4s, 7/1/19	A1	4,300,000	5,011,822
(Highland Hosp. Rochester), 5.2s, 7/1/32	A2	1,000,000	1,082,040
(Mount Sinai School of Medicine), 5 1/8s, 7/1/39	A3	15,000,000	15,838,200
(Siena College), 5 1/8s, 7/1/39	A3	6,000,000	6,321,180
(School Dist. Fin. Program), Ser. C, AGO, 5 1/8s, 10/1/36	AA	3,380,000	3,713,437
(St. Francis College), 5s, 10/1/40	A–	3,000,000	3,197,100
(Mental Hlth.), Ser. E, NATL, 5s, 2/15/35	Aa3	2,510,000	2,567,981
(L I Jewish), Ser. A, 5s, 11/1/34	A3	1,800,000	1,884,096
(Rochester U.), Ser. A, 5s, 7/1/34	Aa3	6,000,000	6,014,520
(St. Francis College), 5s, 10/1/32	A–	2,360,000	2,561,969
(School Dist. Fin. Program), Ser. C, AGO, 5s, 10/1/31	AA	2,000,000	2,215,140
(Montefiore Hosp.), FHA Insd., NATL, 5s, 8/1/29	AA–	4,000,000	4,091,040
(NYU), Ser. A, NATL, 5s, 7/1/29	Aa3	6,705,000	6,726,322
Ser. A, NATL, 5s, 10/1/25	AA–	750,000	817,493
(Cornell U.), Ser. A, 5s, 7/1/22	Aa1	6,395,000	6,972,980
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	A3	4,000,000	4,345,880
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds
(Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	7,500,000	7,685,250
(NYU Hosp. Ctr.), Ser. B, 5 1/4s, 7/1/24	A3	3,315,000	3,588,255
(Teachers College), 5s, 7/1/42	A1	3,000,000	3,218,040
(Memorial Sloan-Kettering Cancer Ctr.), 5s, 7/1/36	Aa3	1,125,000	1,249,841
(Memorial Sloan-Kettering Ctr.), Ser. A1, 5s, 7/1/36	Aa3	5,690,000	6,134,674
(Teachers College), 5s, 7/1/34	A1	2,750,000	3,027,750
(NY U.), Ser. A, AMBAC, 5s, 7/1/32	Aa3	3,000,000	3,274,590
(U. of Rochester), Ser. A-1, 5s, 7/1/32	Aa3	8,000,000	8,616,080
(Teachers College), Ser. A, 5s, 7/1/31	A1	1,750,000	1,944,915
(The New School), 5s, 7/1/31	A3	5,000,000	5,446,700
(Brooklyn Law School), Ser. A, 5s, 7/1/29	Baa1	1,000,000	1,079,860
(NYU), Ser. B, 5s, 7/1/29	Aa3	6,530,000	7,355,588
(St. John’s U.), Ser. A, 5s, 7/1/28	A3	500,000	560,940
(Brooklyn Law School), Ser. A, 5s, 7/1/27	Baa1	1,000,000	1,095,850
(U. of Rochester), Ser. A-1, 5s, 7/1/27	Aa3	1,900,000	2,074,401

24     New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds
(Brooklyn Law School), Ser. A, 5s, 7/1/26	Baa1	$1,000,000	$1,104,690
(Columbia U.), Ser. C, 5s, 7/1/26	Aaa	6,980,000	7,807,549
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/26	A3	1,000,000	1,068,020
(Teachers College), Ser. A, 5s, 7/1/26	A1	1,000,000	1,143,230
(St. Johns U.), Ser. A, NATL, 5s, 7/1/23	AA–	3,935,000	4,334,835
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/22	A3	1,000,000	1,084,040
NY State Dorm. Auth. Non-Supported Debt Rev. Bonds
(Culinary Inst. of America), 5 1/2s, 7/1/33	Baa2	735,000	803,561
(Rochester Inst. of Tech.), 5s, 7/1/38	A1	2,000,000	2,184,380
(Culinary Inst. of America), 5s, 7/1/34	Baa2	350,000	371,704
NY State Dorm. Auth. Personal Income Tax Rev. Bonds
(Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	5,000,000	5,835,700
Ser. C, 5s, 3/15/41	AAA	10,000,000	10,904,200
Ser. A, 5s, 3/15/28	AAA	10,000,000	11,439,500
Ser. A, 5s, 3/15/28	AAA	3,325,000	3,741,955
NY State Dorm. Auth. Personal Income Tax Gen. Purpose Rev. Bonds, Ser. D, 5s, 2/15/37	AAA	3,070,000	3,402,235
NY State Dorm. Auth. State Supported Debt Rev. Bonds
(City U.), Ser. B, 5s, 7/1/26	AA–	5,000,000	5,596,600
(State U. Dorm Fac.), Ser. E, 5s, 7/1/23	Aa2	3,000,000	3,388,140
NY State Dorm. Auth. Supported Debt Rev. Bonds
(State U. of NY), Ser. A, 5s, 7/1/42	Aa2	2,000,000	2,187,300
(State U. of NY), Ser. A, 5s, 7/1/41	Aa2	5,250,000	5,777,625
(Mental Hlth. Svcs. Facs. Impt.), Ser. B, AMBAC, 5s, 2/15/30	AA–	675,000	694,710
(Mental Hlth. Svcs. Facs. Impt.), Ser. B, AMBAC, 5s, 2/15/30 (Prerefunded 2/15/15)	AAA/P	8,990,000	9,290,446
NY State Energy Research & Dev. Auth. Gas Fac. Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A2	12,400,000	12,437,944
NY State Env. Fac. Corp. Rev. Bonds
(Clean Wtr. and Drinking), Ser. A, 5s, 6/15/34	Aaa	10,000,000	11,290,800
(NY City Muni. Wtr. Fin. 2nd Resolution), 5s, 6/15/29	Aaa	3,290,000	3,300,067
(State Clean Wtr. & Drinking Revolving Fund), Ser. A, 5s, 6/15/29	Aaa	2,500,000	2,822,150
(State Clean Wtr. & Drinking Revolving Fund), Ser. C, 5s, 10/15/26	Aaa	5,000,000	5,489,500
(United Wtr. New Rochelle), Ser. A, 4 7/8s, 9/1/40	A–	5,000,000	5,205,600
NY State Env. Fac. Corp. State Clean Wtr. & Drinking Rev. Bonds, Ser. C, 5s, 10/15/35	Aaa	5,000,000	5,372,150
NY State Hsg. Fin. Agcy. Rev. Bonds (Affordable Hsg.)
Ser. A, 5s, 11/1/42	Aa2	4,660,000	4,933,076
Ser. B, 4.85s, 11/1/41	Aa2	2,600,000	2,723,474

New York Tax Exempt Income Fund     25

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Liberty Dev. Corp. Rev. Bonds
(7 World Trade Ctr.), Class 3, 5s, 3/15/44	Baa2	$1,000,000	$1,038,440
(7 World Trade Ctr.), Ser. 2, 5s, 9/15/43	A2	4,000,000	4,251,200
(1 WTC Port Auth. Construction), 5s, 12/15/41	Aa3	10,000,000	10,725,200
(4 World Trade Ctr.), 5s, 11/15/31	A+	2,500,000	2,759,450
NY State Pwr. Auth. Rev. Bonds, Ser. A, 5s, 11/15/38	Aa2	2,000,000	2,213,100
NY State Thruway Auth. Rev. Bonds
Ser. F, AMBAC, 5s, 1/1/30	A2	3,790,000	3,869,135
Ser. F, AMBAC, U.S. Govt. Coll., 5s, 1/1/30 (Prerefunded 1/1/15)	A2	7,950,000	8,171,487
(Second Generation Hwy. & Bridge Trust Fund), Ser. B, 5s, 4/1/28	AA	3,000,000	3,415,080
Ser. H, NATL, 5s, 1/1/28	AA–	1,235,000	1,356,820
(Second Generation Hwy. & Bridge Trust Fund), Ser. B, 5s, 4/1/27	AA	4,000,000	4,569,640
(Second Generation Hwy. & Bridge Trust Fund), Ser. A, 5s, 4/1/25	AA	4,000,000	4,407,960
NY State Urban Dev. Corp. Rev. Bonds
Ser. D, 5 5/8s, 1/1/28	AA–	9,500,000	11,011,830
(Clarkson Ctr.), 5 1/2s, 1/1/20	Aa3	1,685,000	1,915,053
(Clarkson Ctr.), 5 1/2s, 1/1/15	Aa3	740,000	743,419
(Syracuse U.), 5 1/2s, 1/1/15	Aa3	445,000	446,842
Ser. B-1, 5s, 3/15/36	AAA	9,000,000	9,939,150
Ser. A-1, 5s, 12/15/28	AAA	5,000,000	5,747,150
Ser. B, 5s, 1/1/27	AA–	7,000,000	7,794,570
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB–/P	1,000,000	1,000,470
Onodaga Cnty., Trust For Cultural Resources Rev. Bonds (Syracuse U.)
5s, 12/1/36	Aa3	2,000,000	2,182,420
5s, 12/1/31	Aa3	2,000,000	2,290,920
Onondaga Civic Dev. Corp. Rev. Bonds
(Le Moyne College), 5 3/8s, 7/1/40	Baa2	3,900,000	4,136,886
(St. Joseph’s Hosp. Hlth. Ctr.), 5 1/8s, 7/1/31	Ba2	2,315,000	2,340,141
(St. Joseph’s Hosp. Hlth. Ctr.), 5s, 7/1/42	Ba2	1,000,000	972,040
(Le Moyne College), 5s, 7/1/32	Baa2	1,635,000	1,749,156
Port Auth. NY & NJ Rev. Bonds, NATL, 4 3/4s, 10/15/28	Aa3	7,000,000	7,339,430
Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK Intl. Air Term.), 6s, 12/1/42	Baa3	3,500,000	3,909,430
Port Auth. of NY & NJ Rev. Bonds (Kennedy Intl. Arpt. — 5th Installment), 6 3/4s, 10/1/19	BB+/P	2,485,000	2,484,752
Rensselaer, City School Dist. COP, SGI
5s, 6/1/21	A–/P	2,010,000	2,041,557
5s, 6/1/20	A–/P	1,150,000	1,169,815
5s, 6/1/19	A–/P	1,345,000	1,372,828
5s, 6/1/18	A–/P	1,180,000	1,214,904

26     New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value
New York cont.
Rockland Cnty., G.O. Bonds, Ser. A, AGM, 5s, 3/1/24	AA	$1,600,000	$1,881,824
Sales Tax Asset Receivable Corp. Rev. Bonds, Ser. A, NATL, 5s, 10/15/26	AAA	5,000,000	5,088,350
Saratoga Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Saratoga Hosp.), Ser. B
5 1/4s, 12/1/32	A–	1,500,000	1,564,500
5 1/8s, 12/1/27	A–	1,000,000	1,053,640
Schenectady Cnty., Cap. Resource Corp. Rev. Bonds (Union College), 5s, 7/1/32	A1	3,430,000	3,809,495
Seneca Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds (NY Chiropractic College), 5s, 10/1/27	BBB	1,995,000	2,110,550
St. Lawrence Cnty., Indl. Agcy. Rev. Bonds (Clarkson U.), Ser. A, 5 1/4s, 9/1/33	A3	1,050,000	1,160,114
St. Lawrence Cnty., Indl. Dev. Agcy. Rev. Bonds (Clarkson U.), Ser. A, 5s, 9/1/41	A3	1,750,000	1,849,890
St. Lawrence Cnty., Indl. Dev. Agcy. Civic Dev. Corp. Rev. Bonds (St. Lawrence U.), 5s, 7/1/43	A2	2,500,000	2,678,025
Suffolk Cnty., Econ. Dev. Corp. Rev. Bonds (Peconic Landing Southold), 6s, 12/1/40	BBB–/F	1,225,000	1,350,612
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds (Nissequogue Cogen. Partners Fac.), 5 1/2s, 1/1/23	BBB–/P	1,860,000	1,860,502
Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30	B–/P	420,000	420,218
(Southampton Hosp. Assn.), Ser. A, 7 1/4s, 1/1/30	B–/P	2,050,000	2,050,533
(Inst. of Tech.), 5s, 3/1/26	BBB+	3,300,000	3,371,181
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Retirement Rev. Bonds (Jefferson’s Ferry)
5s, 11/1/15	BBB–	975,000	1,013,045
4 5/8s, 11/1/16	BBB–	1,000,000	1,048,870
Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st Mtge. — Jewish Home), Ser. A
7 3/8s, 3/1/31	B/P	2,800,000	2,782,276
7 3/8s, 3/1/21	B/P	620,000	620,062
Syracuse, Indl. Dev. Agcy. Civic Fac. VRDN (Syracuse U.)
Ser. A-2, 0.06s, 12/1/37 (JPMorgan Chase Bank, N.A.)	VMIG1	8,535,000	8,535,000
Ser. A-1, 0.06s, 7/1/37 (JPMorgan Chase Bank, N.A.)	VMIG1	6,000,000	6,000,000
Tobacco Settlement Rev. Bonds, Ser. 1, 5s, 6/1/34	B	3,500,000	2,965,620
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B, 5s, 6/1/22	AA–	1,500,000	1,680,180
Tompkins Cnty., Dev. Corp. Rev. Bonds (Ithaca College), AGM, 5 3/8s, 7/1/41	A2	1,000,000	1,083,580

New York Tax Exempt Income Fund     27

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value
New York cont.
Triborough, Bridge & Tunnel Auth. Rev. Bonds
Ser. A, 5s, 11/15/39	Aa3	$3,500,000	$3,906,595
Ser. A, 5s, 11/15/36	Aa3	1,000,000	1,116,610
Ser. C, 5s, 11/15/29	Aa3	5,000,000	5,664,800
Ser. A, 5s, 11/15/23 (Prerefunded 11/15/16)	Aa3	1,000,000	1,114,510
(Gen. Cabs), Ser. B, zero %, 11/15/32	Aa3	3,900,000	1,874,925
Ser. A, zero %, 11/15/30	A1	7,000,000	3,696,630
Troy, Cap. Res. Corp. Rev. Bonds (Rensselaer Polytechnic), Ser. A, 5 1/8s, 9/1/40	A3	5,000,000	5,344,700
Westchester Cnty., Hlth. Care Corp. Rev. Bonds, Ser. C-2, 6 1/8s, 11/1/37	A3	3,385,000	3,812,390
Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev. Bonds
(Pace U.), Ser. A, 5 1/2s, 5/1/42	BB+	2,750,000	2,954,105
(Guiding Eyes for the Blind), 5 3/8s, 8/1/24	A–	905,000	924,747
Westchester, Tobacco Asset Securitization Corp. Rev. Bonds, 5 1/8s, 6/1/38	BBB	5,060,000	4,675,845
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	B+	2,000,000	2,000,340
(Sarah Lawrence College), Ser. A, 6s, 6/1/41	BBB	2,500,000	2,757,475
			991,784,767
Puerto Rico (3.0%)
Children’s Trust Fund Tobacco Settlement (The) Rev. Bonds, 5 1/2s, 5/15/39	Ba1	3,750,000	3,472,425
Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds, Ser. A, 6s, 7/1/38	BB+	4,345,000	3,461,488
Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds, Ser. A, 5s, 7/1/42	BBB	2,500,000	1,492,600
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. AA
NATL, 5 1/2s, 7/1/20	AA–	365,000	387,984
NATL, U.S. Govt. Coll., 5 1/2s, 7/1/20 (Escrowed to maturity)	A3	635,000	784,441
NATL, 5 1/2s, 7/1/19	AA–	540,000	571,261
NATL, U.S. Govt. Coll., 5 1/2s, 7/1/19 (Escrowed to maturity)	A3	2,460,000	2,981,987
5s, 7/1/35	BB+	2,105,000	1,571,614
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds FRN, Ser. AA-2, 5.3s, 7/1/35	Ba1	1,750,000	1,357,563
Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds (Govt. Fac.)
Ser. M, Cmnwlth. of PR Gtd., 6 1/4s, 7/1/23	BB+	3,425,000	2,757,673
Ser. N, Cmnwlth. of PR Gtd., 5 1/2s, 7/1/20	BB+	2,250,000	1,836,113
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 5 1/2s, 8/1/37	A+	1,050,000	859,278
Ser. C, 5 1/4s, 8/1/41	A+	5,050,000	3,901,731
Ser. C, 5 1/4s, 8/1/40	AA–	2,250,000	2,014,853
Ser. A, AMBAC, zero %, 8/1/47	AA–	20,000,000	2,390,600

28     New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value
Puerto Rico cont.
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, NATL, zero %, 8/1/43	AA–	$8,000,000	$1,235,520
Ser. A, zero %, 8/1/30	A+	4,250,000	1,165,350
			32,242,481
Virgin Islands (0.8%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	3,000,000	3,131,370
Ser. A-1, 5s, 10/1/39	Baa2	3,325,000	3,410,652
Ser. A, 5s, 10/1/25	Baa2	2,000,000	2,222,713
			8,764,735
Total municipal bonds and notes (cost $995,127,339)			$1,052,930,179

UNITIZED TRUST (0.2%)*	Shares	Value
CMS Liquidating Trust 144A †	600	$2,071,200
Total unitized trust (cost $1,816,443)		$2,071,200

TOTAL INVESTMENTS
Total investments (cost $996,943,782)	$1,055,001,379

	Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2013 through May 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,066,945,024.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

†	Non-income-producing security.
##	Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Education	20.1%
	Tax bonds	13.4
	Utilities	11.6
	State debt	10.8
	Health care	10.5

New York Tax Exempt Income Fund     29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$1,052,930,179	$—
Unitized trust	—	2,071,200	—
Totals by level	$—	$1,055,001,379	$—

The accompanying notes are an integral part of these financial statements.

30     New York Tax Exempt Income Fund

	Statement of assets and liabilities 5/31/14 (Unaudited)
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $996,943,782)	$1,055,001,379
	Cash	1,254,453
	Interest and other receivables	14,628,767
	Receivable for shares of the fund sold	367,090
	Prepaid assets	8,979
	Total assets	1,071,260,668
	LIABILITIES
	Payable for purchases of delayed delivery securities (Note 1)	779,226
	Payable for shares of the fund repurchased	1,372,247
	Payable for compensation of Manager (Note 2)	388,914
	Payable for custodian fees (Note 2)	6,441
	Payable for investor servicing fees (Note 2)	86,517
	Payable for Trustee compensation and expenses (Note 2)	372,844
	Payable for administrative services (Note 2)	3,106
	Payable for distribution fees (Note 2)	413,256
	Distributions payable to shareholders	767,135
	Other accrued expenses	125,958
	Total liabilities	4,315,644
	Net assets	$1,066,945,024

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,032,658,958
	Undistributed net investment income (Note 1)	1,524,700
	Accumulated net realized loss on investments (Note 1)	(25,296,231)
	Net unrealized appreciation of investments	58,057,597
	Total — Representing net assets applicable to capital shares outstanding	$1,066,945,024
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($977,342,187 divided by 113,841,789 shares)	$8.59
	Offering price per class A share (100/96.00 of $8.59)*	$8.95
	Net asset value and offering price per class B share ($11,972,377 divided by 1,397,283 shares)**	$8.57
	Net asset value and offering price per class C share ($55,974,977 divided by 6,522,050 shares)**	$8.58
	Net asset value and redemption price per class M share ($1,485,551 divided by 172,905 shares)	$8.59
	Offering price per class M share (100/96.75 of $8.59)†	$8.88
	Net asset value, offering price and redemption price per class Y share ($20,169,932 divided by 2,348,668 shares)	$8.59
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund     31

Statement of operations Six months ended 5/31/14 (Unaudited)
INTEREST INCOME	$23,869,407

EXPENSES
Compensation of Manager (Note 2)	2,273,281
Investor servicing fees (Note 2)	263,072
Custodian fees (Note 2)	7,659
Trustee compensation and expenses (Note 2)	35,713
Distribution fees (Note 2)	1,395,373
Administrative services (Note 2)	13,792
Other	160,638
Total expenses	4,149,528
Expense reduction (Note 2)	(817)
Net expenses	4,148,711
Net investment income	19,720,696

Net realized loss on investments (Notes 1 and 3)	(6,687,625)
Net unrealized appreciation of investments during the period	43,453,943
Net gain on investments	36,766,318
Net increase in net assets resulting from operations	$56,487,014

The accompanying notes are an integral part of these financial statements.

32     New York Tax Exempt Income Fund

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/14*	Year ended 11/30/13
	Operations:
	Net investment income	$19,720,696	$44,873,747
	Net realized loss on investments	(6,687,625)	(11,017,415)
	Net unrealized appreciation (depreciation) of investments	43,453,943	(107,675,713)
	Net increase (decrease) in net assets resulting from operations	56,487,014	(73,819,381)
	Distributions to shareholders (Note 1):
	From ordinary income
	Taxable net investment income
	Class A	(139,101)	(26,406)
	Class B	(1,755)	(342)
	Class C	(8,272)	(1,559)
	Class M	(210)	(37)
	Class Y	(2,694)	(428)
	From tax-exempt net investment income
	Class A	(18,055,933)	(41,138,809)
	Class B	(186,831)	(441,706)
	Class C	(836,703)	(1,986,715)
	Class M	(25,366)	(56,352)
	Class Y	(381,459)	(786,921)
	Decrease from capital share transactions (Note 4)	(35,598,059)	(129,434,170)
	Total increase (decrease) in net assets	1,250,631	(247,692,826)
	NET ASSETS
	Beginning of period	1,065,694,393	1,313,387,219
	End of period (including undistributed net investment income of $1,524,700 and $1,442,328, respectively)	$1,066,945,024	$1,065,694,393
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund     33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
May 31, 2014**	$8.29	.16	.30	.46	(.16)	(.16)	—	—	$8.59	5.59*	$977,342	.37*	1.89*	4*
November 30, 2013	9.12	.32	(.83)	(.51)	(.32)	(.32)	—	—	8.29	(5.67)	974,711.75		3.73	11
November 30, 2012	8.54	.34	.57	.91	(.33)	(.33)	—	—	9.12	10.87	1,206,509.75		3.81	11
November 30, 2011	8.44	.35	.10	.45	(.35)	(.35)	—	—[c,d]	8.54	5.55	1,081,992.75		4.25	6
November 30, 2010	8.36	.36	.08	.44	(.36)	(.36)	—[d]	—	8.44	5.27	1,105,169	.75[e]	4.18[e]	6
November 30, 2009	7.60	.35	.77	1.12	(.36)	(.36)	—[d]	—	8.36	14.96	1,051,532	.80[e]	4.35[e]	18
Class B
May 31, 2014**	$8.27	.13	.30	.43	(.13)	(.13)	—	—	$8.57	5.27*	$11,972	.69*	1.58*	4*
November 30, 2013	9.10	.27	(.84)	(.57)	(.26)	(.26)	—	—	8.27	(6.28)	12,322	1.38	3.10	11
November 30, 2012	8.52	.28	.58	.86	(.28)	(.28)	—	—	9.10	10.21	15,438	1.38	3.17	11
November 30, 2011	8.43	.30	.09	.39	(.30)	(.30)	—	—[c,d]	8.52	4.75	12,561	1.38	3.63	6
November 30, 2010	8.35	.30	.08	.38	(.30)	(.30)	—[d]	—	8.43	4.61	16,090	1.38[e]	3.57[e]	6
November 30, 2009	7.59	.30	.76	1.06	(.30)	(.30)	—[d]	—	8.35	14.26	22,589	1.44[e]	3.74[e]	18
Class C
May 31, 2014**	$8.29	.13	.29	.42	(.13)	(.13)	—	—	$8.58	5.06*	$55,975	.76*	1.51*	4*
November 30, 2013	9.11	.26	(.83)	(.57)	(.25)	(.25)	—	—	8.29	(6.30)	58,449	1.53	2.95	11
November 30, 2012	8.54	.27	.56	.83	(.26)	(.26)	—	—	9.11	9.90	70,435	1.53	3.01	11
November 30, 2011	8.44	.29	.10	.39	(.29)	(.29)	—	—[c,d]	8.54	4.75	47,182	1.53	3.47	6
November 30, 2010	8.36	.29	.08	.37	(.29)	(.29)	—[d]	—	8.44	4.45	47,564	1.53[e]	3.39[e]	6
November 30, 2009	7.60	.28	.77	1.05	(.29)	(.29)	—[d]	—	8.36	14.08	36,839	1.59[e]	3.55[e]	18
Class M
May 31, 2014**	$8.30	.15	.29	.44	(.15)	(.15)	—	—	$8.59	5.31*	$1,486	.51*	1.75*	4*
November 30, 2013	9.12	.30	(.83)	(.53)	(.29)	(.29)	—	—	8.30	(5.83)	1,451	1.03	3.45	11
November 30, 2012	8.54	.31	.58	.89	(.31)	(.31)	—	—	9.12	10.56	1,659	1.03	3.52	11
November 30, 2011	8.45	.33	.09	.42	(.33)	(.33)	—	—[c,d]	8.54	5.14	1,435	1.03	3.97	6
November 30, 2010	8.37	.33	.08	.41	(.33)	(.33)	—[d]	—	8.45	4.96	1,694	1.03[e]	3.91[e]	6
November 30, 2009	7.60	.32	.78	1.10	(.33)	(.33)	—[d]	—	8.37	14.77	1,875	1.09[e]	4.06[e]	18
Class Y
May 31, 2014**	$8.29	.17	.30	.47	(.17)	(.17)	—	—	$8.59	5.70*	$20,170	.26*	2.00*	4*
November 30, 2013	9.12	.34	(.83)	(.49)	(.34)	(.34)	—	—	8.29	(5.47)	18,762.53		3.95	11
November 30, 2012	8.54	.36	.57	.93	(.35)	(.35)	—	—	9.12	11.10	19,347.53		4.00	11
November 30, 2011	8.45	.37	.09	.46	(.37)	(.37)	—	—[c,d]	8.54	5.66	8,444.53		4.45	6
November 30, 2010	8.36	.37	.10	.47	(.38)	(.38)	—[d]	—	8.45	5.65	5,613	.53[e]	4.38[e]	6
November 30, 2009	7.60	.36	.77	1.13	(.37)	(.37)	—[d]	—	8.36	15.20	3,083	.59[e]	4.49[e]	18

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	New York Tax Exempt Income Fund	New York Tax Exempt Income Fund	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
November 30, 2010	<0.01%
November 30, 2009	0.02

The accompanying notes are an integral part of these financial statements.

36     New York Tax Exempt Income Fund

Notes to financial statements 5/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2013 through May 31, 2014.

Putnam New York Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New York State and City personal income taxes (but that may be subject to federal alternative minimum tax (AMT)), are investment grade in quality, and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are

New York Tax Exempt Income Fund     37

reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

38     New York Tax Exempt Income Fund

At November 30, 2013, the fund had a capital loss carryover of $16,450,685 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$5,382,679	$5,269,846	$10,652,525	*
4,276,078	N/A	4,276,078	November 30, 2016
1,012,732	N/A	1,012,732	November 30, 2017
509,350	N/A	509,350	November 30, 2019

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $997,585,511, resulting in gross unrealized appreciation and depreciation of $66,716,318 and $9,300,450, respectively, or net unrealized appreciation of $57,415,868.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

New York Tax Exempt Income Fund     39

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$240,827
Class B	2,988
Class C	14,078
Class M	366
Class Y	4,813
Total	$263,072

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $817 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $638, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,059,859
Class B	50,726
Class C	281,134
Class M	3,654
Total	$1,395,373

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $28,191 and $10 from the sale of class A and class M shares, respectively, and received $1,929 and $360 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

40     New York Tax Exempt Income Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $8 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $35,577,790 and $73,820,058, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/14		Year ended 11/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	4,239,643	$35,654,256	11,720,891	$103,748,392
Shares issued in connection with reinvestment of distributions	1,696,449	14,270,670	3,715,058	32,080,082
	5,936,092	49,924,926	15,435,949	135,828,474
Shares repurchased	(9,676,625)	(81,042,588)	(30,192,995)	(259,654,274)
Net decrease	(3,740,533)	$(31,117,662)	(14,757,046)	$(123,825,800)

	Six months ended 5/31/14		Year ended 11/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	67,545	$568,111	204,150	$1,796,521
Shares issued in connection with reinvestment of distributions	19,225	161,338	43,131	371,400
	86,770	729,449	247,281	2,167,921
Shares repurchased	(178,755)	(1,493,592)	(454,545)	(3,872,517)
Net decrease	(91,985)	$(764,143)	(207,264)	$(1,704,596)

	Six months ended 5/31/14		Year ended 11/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	349,845	$2,944,605	1,554,932	$13,768,202
Shares issued in connection with reinvestment of distributions	86,793	729,677	195,698	1,688,078
	436,638	3,674,282	1,750,630	15,456,280
Shares repurchased	(967,495)	(8,103,314)	(2,426,191)	(20,660,040)
Net decrease	(530,857)	$(4,429,032)	(675,561)	$(5,203,760)

	Six months ended 5/31/14		Year ended 11/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	428	$3,581	27,544	$246,526
Shares issued in connection with reinvestment of distributions	3,011	25,343	6,148	53,086
	3,439	28,924	33,692	299,612
Shares repurchased	(5,417)	(45,738)	(40,642)	(344,161)
Net decrease	(1,978)	$(16,814)	(6,950)	$(44,549)

New York Tax Exempt Income Fund     41

	Six months ended 5/31/14		Year ended 11/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	363,150	$3,058,110	1,438,916	$12,501,990
Shares issued in connection with reinvestment of distributions	27,893	234,757	56,194	484,552
	391,043	3,292,867	1,495,110	12,986,542
Shares repurchased	(305,075)	(2,563,275)	(1,354,097)	(11,642,007)
Net increase	85,968	$729,592	141,013	$1,344,535

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund concentrates a majority of its investments in the state of New York and may be affected by economic and political developments in that state.

42     New York Tax Exempt Income Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	81,255,335	4,611,857
Ravi Akhoury	81,441,527	4,425,666
Barbara M. Baumann	81,776,929	4,090,263
Jameson A. Baxter	81,909,555	3,957,637
Charles B. Curtis	81,544,552	4,322,640
Robert J. Darretta	81,948,556	3,918,637
Katinka Domotorffy	81,726,724	4,140,468
John A. Hill	81,599,657	4,267,536
Paul L. Joskow	81,871,581	3,995,611
Kenneth R. Leibler	81,814,107	4,053,085
Robert E. Patterson	81,952,977	3,914,216
George Putnam, III	81,920,389	3,946,803
Robert L. Reynolds	81,594,001	4,273,191
W. Thomas Stephens	81,888,445	3,978,748

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
64,799,299	2,709,452	4,256,133	14,102,308

March 7, 2014 special meeting

A proposal to adopt an Amended and Restated Declaration of Trust, with respect to which the February 27, 2014 meeting had been adjourned, was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
65,969,447	3,142,787	4,868,123	13,218,748

All tabulations are rounded to the nearest whole number.

New York Tax Exempt Income Fund     43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44     New York Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA051
288474 7/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2014